UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:  (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment of Bylaws

Effective upon the filing of this Current Report on Form 8-K, Xedar Corporation (the "Company") has amended Section 5 of its Bylaws, in accordance with the provisions of the AMEX Company Guide, to provide that the Company shall not close its transfer books for any purpose while listed on the American Stock Exchange.

       The complete text of the amended and restated Bylaws of the Company are attached as an Exhibit to this Current Report on Form 8-K and the above description of the amendment thereto is qualified in its entirety by the full text thereof.

Item 9.01    Financial Statements and Exhibits

       (d)    Exhibits

Number	Description
3.1	Amended and Restated Bylaws of Xedar Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xedar Corporation

Dated: February 7, 2008	By:	/s/ Hugh Williamson III
Hugh Williamson III
Chairman, President and CEO

Exhibit Index

Number	Description
3.1	Amended and Restated Bylaws of Xedar Corporation